Business Update May 4, 2015 EXHIBIT 99.1

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC and CFTC as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets; deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission or generation facility; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K and 2015 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Summary 3

DTE Energy’s growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Fully Regulated by Michigan Public Service Commission Gas Storage & Pipelines Transport and store natural gas Power & Industrial Projects Own and operate energy related assets Energy Trading Generate economic value and provide strategic benefits DTE’s earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects ~80% of total earnings ~20% of total earnings 4

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our system of priorities is fundamental to how we create value for our investors 5

DTE Energy has achieved “Highest in Customer Satisfaction With Business and Large Residential Natural Gas Service Providers in the Midwest”* J.D. Power Gas Utility Residential Gas Customer Satisfaction Ranking Midwest Region: Large Segment 2007 2012 2013 2014 R es id e n ti a l J.D. Power Gas Utility Business Gas Customer Satisfaction Ranking Midwest Region 2015 B u s in es s * DTE Energy received the highest numerical score in the Midwest in the proprietary J.D. Power 2014 Gas Utility Residential Customer Satisfaction StudySM (large providers) and 2015 Gas Utility Business Customer Satisfaction StudySM. Business based on 9,243 online interviews ranking 20 Midwest providers. Residential based on 69,806 online interviews ranking 17 large Midwest providers. Proprietary study results are based on experiences and perceptions of residential customers surveyed 9/13-12/14 and businesses surveyed 4/14-7/14 and 8/14-12/14. Your experiences may vary. Visit jdpower.com. 2014 2007 6

Our strong earnings growth opportunities coupled with our contingency planning gives us confidence in our ability to deliver 5% to 6% operating EPS* growth Utility Earnings Growth Non-Utility Earnings Growth DTE Earnings Growth Share Dilution Contingency DTE EPS Growth Non-Utilities 5% - 7% 5% - 6% Utilities * Reconciliation to GAAP reported earnings included in the appendix 10% - 15% 7% - 8% Operating Earnings Growth Operating EPS Growth 7

* Reconciliation to GAAP reported earnings included in the appendix (dollars per share) We remain committed to delivering 5% to 6% operating EPS* growth $3.33 $3.64 $3.75 $3.94 $4.09 $4.60 $4.60 $2.12 $2.24 $2.35 $2.48 $2.62 $2.76 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 EPS Dividend Actuals Forecast Operating EPS* 6.7% CAGR 2009 – 2014 Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) Guidance midpoint 8

• Overview • Long-Term Growth Update • Summary 9

Michigan’s economy has been revitalized and the City of Detroit is continuing its economic rebirth 10 Unemployment rate in Michigan lowest since 2001 Michigan improved 8 spots in state ranking of growth in Real Gross Domestic Product* Detroit metro area ranks 8th in the U.S. for number of new or expansion projects** Detroit Mayor Mike Duggan is focused on improving city services, education and information technology * Source: State of Michigan website (2013 ranking vs. 2012 ranking) ** Source: Site Selection magazine, March 2015

Michigan energy policy reform taking shape in 2015 11 Governor Rick Snyder Representative Aric Nesbitt Senator Mike Nofs “I am calling for the legislature to help us reform this system before the summer break, so that we can give ourselves as much time as possible to make a smooth transition.” Governor Rick Snyder, March 2015 “We need to make sure that Michigan has an environment where investments in new generation and energy efficiency continue.” Representative Aric Nesbitt, March 2015 Energy Policy Committee Chair “We've got to get our policy in line, give (energy companies) the flexibility so that whatever (the EPA’s) final rule is, they'll be able to react and already be planning.” Senator Mike Nofs, January 2015 Energy & Technology Committee Chair

We will invest over $11 billion in capital projects to drive growth through 2019 (billions) 12 ~$11.2 – $11.8 $0.6 – $0.8 $1.5 – $1.9 $1.6 $7.5 Power & Industrial Projects Gas Storage & Pipelines DTE Gas DTE Electric On-site energy, cogeneration Gathering investments, NEXUS, additional pipeline expansions Base investments, infrastructure renewal, NEXUS related Base infrastructure, new generation, environmental

Federal and state policy will lead to transformation of our generation mix by replacing coal with natural gas and renewables 13 DTE Electric Generation Output 2014 2030 Scenario* Gas / Renewables Coal Nuclear / other ~70% ~30% ~50% ~20% ~20% ~10% * Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies EPA Policy

Our electric utility is investing $7.5 billion in three key areas through 2019 $5.7 billion Distribution infrastructure renewal Power plant reliability Compliance Gas plant acquisition Generation asset base renewal $1.4 billion $400 million $7.5 billion Targeting 5% - 6% growth Base Infrastructure New Generation Environmental Total 14

Generation replacement will significantly increase DTE Electric’s investment over the next 10 years DTE Electric Total Investment ~$7.5 ~$9.0 2015-2019 2020-2024 ~$6.0 2010-2014 New generation investment (billions) 15

Our gas utility is making $1.6 billion of reliability and infrastructure investments through 2019 Strengthen and expand infrastructure Main renewal, meter move-out and pipeline integrity Compression Targeting 7% - 8% growth Base Infrastructure Infrastructure Renewal Nexus Related Total $825 million $600 million $125 million ~$1.6 billion 16

$ * Includes ~$300 million surcharge reduction for renewable energy, power supply cost recovery (PSCR) and choice incentive mechanism implemented 1Q 2014 and net reduction of ~$300 million due to elimination of securitization surcharge and PSCR increase in 1Q 2015 As we continue to grow, we are focusing on minimizing the customer rate impact Target annualized rate increases in low single digits 17 $ Capital Investments Cost Inflation Upward pressure Continuous Improvement Surcharge Reductions Revised Business Rates Load Growth Downward pressure DTE Electric $600 million* surcharge reductions Revised business cost of service rates 2015 general rate case DTE Gas  Infrastructure Recovery Mechanism Expansion Targeting to file rate case 2016/2017

DTE’s continuous improvement capability has enabled us to lead the industry in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense 70% DTE 0% Avg. 25% 71% DTE -6% Avg. 13% 2008 to 2013 Change in O&M Costs Electric Industry Peers* Gas Industry Peers** 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Successfully offset ~$300 million of inflation from 2008 to 2013 18

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Pipeline Utica Shale Michigan Gathering 19 Bluestone Gathering System

Gas Storage & Pipelines platforms drive growth through new projects and expansions Pipeline Platform Gathering Platform Storage Platform • Bluestone Pipeline • Millennium Pipeline • Vector Pipeline • Proposed NEXUS Pipeline • Bluestone Gathering • Michigan Gathering • 91 Bcf of working capacity • Strategically located between Chicago and Dawn trading hubs Understand and anticipate opportunities in new resource plays Leverage existing foundational assets and build out incremental projects Develop greenfield pipes in partnership with peer energy companies Use relationships in utility industry to develop demand for investments Growth Strategy 20

The NEXUS project has reached major milestones • ~250 mile pipeline to provide natural gas from Marcellus and Utica shales to Michigan, Ohio, Chicago and Ontario • 1.5 Bcf/d capacity; DTE’s expected investment is ~$700 million • Agreements executed with LDCs and several key shippers; additional discussions underway • Interconnect agreements reached with DTE Gas, Vector Pipeline and Texas Eastern • FERC prefiling submitted; engaged engineering and construction contractor; public outreach activities underway 2014 2015 2016 2017 2018 FERC approval process Right of way, field work, design, planning Construction Commercial operation FERC prefiling YE 2014 In service 4Q 2017 21

Gas Storage & Pipelines’ operating earnings* potential is $145 million by 2019 2013A 2014A 2015E 2016E 2017E 2018E 2019E * Reconciliation to GAAP reported earnings included in the appendix Pipeline Platform** Gathering Platform Storage Platform New Project Development (Other gathering and pipeline expansions) $1.0 - $1.3 billion investment ~$145 $70 $45 $20 $10 $1.5 - $1.9 billion investment 2015-2019 ** Includes Nexus at 33% ownership 10% - 15% CAGR $70 $82 $80 - $88 (millions) 22

Power & Industrial Projects is focused in three key business lines across the country Industrial Energy Services Renewable Energy Reduced Emissions Fuel 23

Power & Industrial Projects is pursuing new opportunities in each business line in order to achieve growth aspirations 24 • On-site energy and utility services for industrial, commercial and institutional customers • Coke and pulverized coal for steel customers • 8MW cogeneration project in-service in 1Q 2015; additional projects under development • Wood-fired power plants and landfill gas-to-energy • Near term growth from expanded renewable output • Full-year operations of 45MW wood-fired project and two 10MW landfill gas projects in 2015 • Projects reduce emissions from coal-fired power plants • Operation of third-party facility expected to begin in 2Q 2015 • Negotiations completed on relocation of 9th unit; commercial operations expected in 4Q 2015 Industrial Energy Services Renewable Energy Reduced Emissions Fuel Projects are supported by long-term contracts

Power & Industrial Projects is targeting $145 million of operating earnings* by 2019 through growth in each of its business lines 2013A 2014A 2015E 2016E 2017E 2018E 2019E ~$145 $35 $70 $85 ($65) $20 $70 New Project Development / Acquisitions Renewable Energy Reduced Emissions Fuel Industrial Energy Services Corporate allocations, interest, overheads $90 $600 - $800 million investment 2015-2019 * Reconciliation to GAAP reported earnings included in the appendix $90 - $100 (millions) 10% - 15% CAGR 25

• Overview • Long-Term Growth Update • Summary 26

Summary * Reconciliation to GAAP reported earnings included in the appendix 27 • Utility investments and strategic growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS* growth going forward ‒ Utility distribution investments and generation replacement are key growth drivers ‒ Meaningful investment opportunities drive continued growth at the non- utility businesses • On track to achieve 2015 operating earnings guidance; strong first quarter earnings provides contingency • Constructive outcomes expected in both Michigan’s energy policy reform and DTE’s regulatory filings • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction provide a foundational basis for utility investment

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 28

Appendix

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Source: MPSC website - www.michigan.gov/mpsc Sally Talberg Commissioner Appointed: 7/3/13 Term Ends: 7/2/19 Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor John Quackenbush Chairman Appointed: 9/15/11 Term Ends: 7/2/17 30

DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016+ • Business cost of service rate order 2Q • Self implement rates 3Q • Final rate order 4Q • Periodic rate cases • IRM review and ruling • Begin expanded IRM 1Q 2016 • Expect rate case filing 2016/2017 Utility regulatory timeline 31

Michigan economic indicators highlight continued growth over the next few years 8.8% 7.4% 6.6% 6.3% 6.1% 6.0% 2013 2014 2015E 2016E 2017E 2018E 408 414 424 431 437 443 2013 2014E 2015E 2016E 2017E 2018E (billons) 2,433 2,242 2,479 2,604 2,746 2,817 2013 2014 2015E 2016E 2017E 2018E (000s) 15.2 15.7 17.7 20.1 22.8 23.8 2013 2014 2015E 2016E 2017E 2018E (000s) Gross State Product Increased Auto Production Lower Unemployment Rate Housing Starts Up Source: IHS 32

33 DTE Energy First Quarter 2015 Operating Earnings Variance 1Q 2014 1Q 2015 Change DTE Electric 136$ 136$ -$ DTE Gas 129 111 (18) Gas Storage & Pipelines 21 27 6 Power & Industrial Projects 15 33 18 Corporate & Other (9) (25) (16) Growth segments** 292$ 282$ (10)$ Growth segments operating EPS 1.64$ 1.58$ (0.06)$ Energy Trading 8$ 12$ 4$ DTE Energy 300$ 294$ (6)$ Operating EPS 1.69$ 1.65$ (0.04)$ Avg. Shares Outstanding 177 178 Operating Earnings* (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers DTE Electric • Rate base growth expense offset by lower O&M in 1Q 2015 DTE Gas • More favorable weather in 1Q 2014 vs. 1Q 2015 Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings • Power & Industrial Projects driven by strong performance across all business lines Corporate & Other • Timing of taxes Energy Trading • Recognition of stronger economic performance

We remain confident in our 2015 operating EPS* guidance (millions, except EPS) 2015 Guidance 1Q 2015 Actuals* 34 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $554 - $570 128 - 134 80 - 88 90 - 100 (50) - (46) $802 - $846 $4.48 - $4.72 $0 $802 - $846 179 $4.48 - $4.72 $136 111 27 33 (25) $282 $1.58 $12 $294 178 $1.65

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 • 2015 financing plan is on track ‒ Issued ~$200 million of equity YTD; targeting $800 to $900 million 2015 – 2017 ‒ DTE Electric issued $500 million of 30-year, 3.70% debt in March 2015 • Renewed revolving credit facilities in April 2015 ‒ Extended to April 2020 ‒ Increased $100 million to $1.9 billion ‒ $1.9 billion of available liquidity as of March 31, 2015 ** Funds from Operations (FFO) is calculated using operating earnings 35 51% 53% 2014 2015E 25% 21% 2014 2015E

2015 Cash Flow and Capital Expenditure Guidance (billions) 36 Capital Expenditures Summary Cash Flow Summary (millions) 2014 2015 Actual Guidance Cash From Operations $1.8 $1.7 Capital Sending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 205 450 $1,561 $1,820 DTE Gas Operational $143 $200 81 80 $224 $280 Non-Utility $309 $400 - $500 Total $2,094 $2,500 - $2,600 Main renewal / Meter Move-out / Pipeline Integrity Renewable Energy / New Generation

DTE Electric plans $7.5 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E Base New Generation Other Projects* Environmental Distribution Reliability 2015E - 2019E Total $13.3B ~$17.5B YE Rate Base** $595M ~$820M Depreciation * Includes AMI, Ludington expansion and other investments ** Includes working capital $1,561 $1,820 $1,300 $1,460 $1,460 $1,460 $400 $900 $1,400 $3,600 $7,500 $1,200 (millions) 37

DTE Gas plans nearly $1.6 billion of investments over the next 5 years 2014A 2015E 2016E 2017E 2018E 2019E 2015E - 2019E Total Base Gas Renewal NEXUS related $224 $280 $350 $360 $280 $280 $1,550 $125 $600 $825 $3.1B ~$4.4B - $4.5B YE Rate Base* $99M ~$130M Depreciation * Includes working capital (millions) 38

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 4Q 2017 Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional)* 0.8 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 4Q 2017 * Includes 0.2 Bcf expansion which was completed in 2014 39 ** Expiring capacity fully recontracted through Q4 2014 open season process

First Quarter 2015 Reconciliation of Reported to Operating Earnings 40 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 1Q 2015 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 136$ 111$ 27$ 33$ (25)$ 282$ (9)$ 273$ Natural gas pipeline refund - - - - - - (10) (10) Certain mark-to-market transactions - - - - - - 31 31 Operating Earnings 136$ 111$ 27$ 33$ (25)$ 282$ 12$ 294$ Net Income (millions) 1Q 2015 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 0.76$ 0.62$ 0.15$ 0.19$ (0.14)$ 1.58$ (0.05)$ 1.53$ Natural gas pipeline refund - - - - - - (0.06) (0.06) Certain mark-to-market transactions - - - - - - 0.18 0.18 Operating Earnings 0.76$ 0.62$ 0.15$ 0.19$ (0.14)$ 1.58$ 0.07$ 1.65$ EPS

First Quarter 2014 Reconciliation of Reported to Operating Earnings 41 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 1Q 2014 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 136$ 129$ 21$ 15$ (17)$ 284$ 42$ 326$ NY state tax law change - - - - 8 8 - 8 Certain mark-to-market transactions - - - - - - (34) (34) Operating Earnings 136$ 129$ 21$ 15$ (9)$ 292$ 8$ 300$ Net Income (millions) 1Q 2014 DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 0.77$ 0.73$ 0.12$ 0.08$ (0.10)$ 1.60$ 0.24$ 1.84$ NY state tax law change - - - - 0.04 0.04 - 0.04 Certain mark-to-market transactions - - - - - - (0.19) (0.19) Operating Earnings 0.77$ 0.73$ 0.12$ 0.08$ (0.06)$ 1.64$ 0.05$ 1.69$ EPS

2009 – 2014 Full Year Reconciliation of Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014 DTE Energy Report Earnings 532$ 630$ 711$ 610$ 661$ 905$ 3.24$ 3.74$ 4.18$ 3.55$ 3.76$ 5.10$ DTE Electric Chrysler bad debt 4 - - - - - 0.02 - - - - - Settlement with Detroit Thermal - (3) - - - - - (0.02) - - - - Fermi 1 asset retirement obligation - - 9 - - - - - 0.05 - - - DTE Gas Performance excellence process - (20) - - - - - (0.12) - - - - Gas Storage & Pipelines - - - - - - - - - - - - Power & Industrial Projects Chrysler bad debt 1 - - - - - 0.01 - - - - - General Motors bad debt 3 - - - - - 0.02 - - - - - Coke oven gas settlement - - - 7 - - - - - 0.04 - - Chicago Fuels terminal sale - - - 2 - - - - - 0.01 - - Pet coke mill impairment - - - 1 - - - - - 0.01 - - Asset impairment - - - - 4 - - - - - 0.02 - Energy Trading Certain mark-to-market transactions - - - - 55 (102) - - - - 0.31 (0.57) Corporate & Other Antrim hedge 3 - - - - - 0.01 - - - - - Michigan corporate income tax adj. - - (87) - - - - - (0.50) - - - Investment impairment - - - - - 5 - - - - - 0.03 NY state tax law change - - - - - 8 - - - - - 0.04 Unconventional Gas Discontinued operations 6 8 3 56 - - 0.03 0.04 0.02 0.33 - - DTE Energy Operating Earnings 549$ 615$ 636$ 676$ 720$ 816$ 3.33$ 3.64$ 3.75$ 3.94$ 4.09$ 4.60$ 42

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 43